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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 Amendment No. 2

                                 ---------------

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 28, 2002
                        COMMISSION FILE NUMBER: 000-29785

                            ------------------------

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
             (Exact name of registrant as specified in its charter)


                 NEVADA                               84-0605867
     (State or other jurisdiction of              (I.R.S. Employer
      incorporation or organization)             Identification No.)

                       No.12 JianCe Road, NanGang District
                              Harbin, China 150086

                    (Address of principal executive offices)

                                 86-451-666-6601
                (Issuer's telephone number, including area code)

                         INTERNET GOLF ASSOCIATION, INC.
      (Former name, former address and former fiscal year, if changed since last report)

                                EXPLANATORY NOTE

On January 10, 2002, American Oriental Bioengineering, Inc., formerly, Internet Golf Association, Inc. (the "Company"), a corporation organized under the laws of the state of Nevada, filed a Current Report on Form 8-K reporting the acquisition (the "Acquisition") by the Company of all of the equity interest of Harbin Three Happiness Bioengineering Co., Ltd. ("Harbin Bioengineering"), a People's Republic of China company. On March 8, 2002, the Company filed Amendment No. 1 to the Company's Current Report on Form 8-K in order to clarify the effective date of the Acquisition and to file financial statements and pro forma

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financial information in connection with the Acquisition. On June 26, 2002, the
Acquisition became effective when the Company filed Articles of Exchange with the Secretary of State of Nevada. The Company is filing this Amendment No. 2 to the Company's Current Report on Form 8-K in order to report the effectiveness of the Acquisition as required by Item 2.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 18, 2001, the Company and Harbin Bioengineering entered into an agreement whereby the Company will acquire 100% of the equity interest of Harbin Bioengineering. In connection with the Acquisition, on December 21, 2001, the Company filed an Information Statement on Schedule 14C. The Company filed a Revised Information Statement as Amendment No. 1 to Schedule 14C on April 15, 2002 in order to clarify certain disclosures made concerning the effective date of the Acquisition.

The Acquisition is treated as a purchase for accounting purposes, with Harbin Bioengineering becoming a wholly-owned subsidiary of the Company. The Company exchanged 8,538,943 shares of its common stock for that number of shares of Harbin Bioengineering that constitutes 100% of the equity interest of Harbin Bioengineering.

The principal terms of the Acquisition are the following:

1. The Company acquired all of the equity interest in Harbin Bioengineering through a tax free share exchange of 8,538,943 shares of newly issued restricted common stock of the Company. At the closing, there are 10,000,017 post-acquisition shares of the Company's common stock outstanding.

2. The Company, as a condition of the Acquisition, has converted the existing outstanding debt held by Zenith Petroleum Corporation into 439,000 shares of its common stock.

3. The Company converted all existing debt held by Triton Equities Fund into 100,000 shares of its common stock.

4. The Company has issued 160,000 shares of restricted common stock to Mid-Continental Securities Corp. for its services in arranging the Acquisition.

5. The Company has paid the legal fees for certain documentation related to the Acquisition by issuing 39,000 shares in satisfaction of these fees.

6. The Company engaged under a three year contract the former president of the Company, Patricia Johnston, to facilitate the operations of the Company after the Acquisition. Mrs. Johnston received 100,000 shares of stock in consideration for the entire three year consultancy term.

7. The name of the Company was changed from Internet Golf Association, Inc. to American Oriental Bioengineering, Inc.

8. Tony Liu has been appointed the Chairman of the Board of Directors and President of the


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Company. Lily Li has been appointed Director and Treasurer of the Company.

The consideration to be exchanged by the Company in the Acquisition was negotiated at "arms length," and the directors and executive officers of the Company used criteria used in similar uncompleted proposals involving the Company in the past, including the relative value of the assets of the Company in comparison to those of Harbin Bioengineering; Harbin Bioengineering's present and past business operations; the future potential of Harbin Bioengineering; its management; and the potential benefit to the stockholders of the Company. The directors of the Company determined that the consideration for the exchange was reasonable, under these circumstances.

No director, executive officer or five percent or more stockholder of the Company had any direct or indirect interest in Harbin Bioengineering or the Harbin Bioengineering stockholders prior to the completion of the Acquisition.

Harbin Bioengineering is in the business of producing bioengineered dietary supplements and other products. The Company intends to continue the business operations conducted by Harbin Bioengineering.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The Company refers to the financial statements required by Rule 3-05(b) of Regulation S-X for Harbin Bioengineering previously filed as Item 1 to Form 10-KSB filed with the Commission on May 17, 2002.

(b) PROFORMA FINANCIAL INFORMATION. The Company refers to the financial information required by Article 11 of Regulation S-K previously filed as Item 1 to Form 10-KSB filed with the Commission on May 17, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2002

                              AMERICAN ORIENTAL BIOENGINEERING, INC.


                              /s/ Tony Liu
                              -------------------------------------------
                              Tony Liu
                              President & Director